Nicholas Fixed Income Alternative ETF
Schedule of Investments
January 31, 2026 (Unaudited)

U.S. TREASURY SECURITIES - 51.4%		Principal	Value
United States Treasury Note/Bond
4.63%, 10/15/2026 (a)		$34,104,000	$34,338,148
3.88%, 06/15/2028 (a)		34,109,000	34,358,156
4.50%, 02/15/2036		5,419,000	5,557,650
TOTAL U.S. TREASURY SECURITIES (Cost $74,023,396)			74,253,954

PURCHASED OPTIONS - 3.9% (b)(c)(d)(e)	Notional Amount	Contracts
Call Options - 3.4%
S&P 500 Index
Expiration: 03/20/2026; Exercise Price: $6,700.00	$31,225,635	45	1,521,900
Expiration: 06/18/2026; Exercise Price: $6,950.00	43,715,889	63	1,949,850
State Street Financial Select Sector SPDR ETF, Expiration: 03/20/2026; Exercise Price: $50.00	7,786,208	1,457	601,013
State Street Utilities Select Sector SPDR ETF, Expiration: 03/20/2026; Exercise Price: $38.00	6,634,550	1,534	836,030
Total Call Options			4,908,793

Put Options - 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF (c)(d)(e)
Expiration: 03/20/2026; Exercise Price: $76.00	93,288,000	11,500	166,750
Expiration: 06/18/2026; Exercise Price: $76.00	101,481,120	12,510	506,655
Total Put Options			673,405
TOTAL PURCHASED OPTIONS (Cost $5,911,175)			5,582,198

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 46.0%		Principal
4.03%, 02/19/2026 (f)		$32,712,000	32,656,482
3.59%, 05/12/2026 (f)		34,152,000	33,816,713
TOTAL U.S. TREASURY BILLS (Cost $66,462,659)			66,473,195

MONEY MARKET FUNDS - 1.3%		Shares
First American Government Obligations Fund - Class X, 3.61% (g)		1,932,114	1,932,114
TOTAL MONEY MARKET FUNDS (Cost $1,932,114)			1,932,114

TOTAL INVESTMENTS - 102.6% (Cost $148,329,344)			148,241,461
Liabilities in Excess of Other Assets - (2.6)%			(3,755,385)
TOTAL NET ASSETS - 100.0%			$144,486,076

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been pledged as collateral for written options. The fair value of securities committed as collateral as of January 31, 2026 was $68,685,376.
(b)	Non-income producing security.
(c)	100 shares per contract.
(d)	Exchange-traded.
(e)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(f)	The rate shown is the annualized yield as of January 31, 2026.
(g)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Nicholas Fixed Income Alternative ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (2.5)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.7)%
S&P 500 Index
Expiration: 03/20/2026; Exercise Price: $7,070.00	$(31,225,635)	(45)	$(388,350)
Expiration: 06/18/2026; Exercise Price: $7,400.00	(43,715,889)	(63)	(556,290)
State Street Financial Select Sector SPDR ETF, Expiration: 03/20/2026; Exercise Price: $58.00	(7,786,208)	(1,457)	(15,299)
State Street Utilities Select Sector SPDR ETF, Expiration: 03/20/2026; Exercise Price: $45.00	(6,634,550)	(1,534)	(66,729)
Total Call Options			(1,026,668)

Put Options - (1.8)%
iShares iBoxx $ High Yield Corporate Bond ETF (a)(b)
Expiration: 03/20/2026; Exercise Price: $81.00	(93,288,000)	(11,500)	(839,500)
Expiration: 06/18/2026; Exercise Price: $81.00	(101,481,120)	(12,510)	(1,776,420)
Total Put Options			(2,615,920)
TOTAL WRITTEN OPTIONS (Premiums received $4,403,438)			$(3,642,588)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Nicholas Fixed Income Alternative ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$74,253,954	$–	$74,253,954
Purchased Options	–	5,582,198	–	5,582,198
U.S. Treasury Bills	–	66,473,195	–	66,473,195
Money Market Funds	1,932,114	–	–	1,932,114
Total Investments	$1,932,114	$146,309,347	$–	$148,241,461

Liabilities:
Investments:
Written Options	$–	$(3,642,588)	$–	$(3,642,588)
Total Investments	$–	$(3,642,588)	$–	$(3,642,588)

Refer to the Schedule of Investments for further disaggregation of investment categories.